UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2009

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The information contained under Item 2.02 in this Current Report, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 26, 2009, Scientific Games Corporation (the “Company”) issued a press release announcing, among other things, results for the three months and nine months ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain non-GAAP financial measures.  Non-GAAP adjusted net income, as included in the press release, represents net income (loss) less income tax expense and is adjusted to add back stock compensation charges, employee termination costs, the Global Draw earn-out, costs associated with a division president retirement, costs associated with the California Horse Racing Board resolution, gains and losses associated with the early extinguishment of debt, legal costs associated with termination of our Lottery Systems contract in Mexico, legal costs associated with the Italian instant ticket tender, a Lottery Systems insurance settlement, a Lottery Systems Mexico accrual reversal, costs associated with a property tax settlement, gain on forward foreign exchange contract, and imputed interest in convertible debt less non-GAAP income tax expense.  Adjusted EBITDA, as included in the press release, represents net income (loss) plus income tax expense, depreciation and amortization expenses, and interest expense, net of other income (loss) and is adjusted to add back employee termination costs, costs associated with a division president retirement, costs associated with the California Horse Racing Board resolution, costs associated with a property tax settlement, legal costs associated with termination of our Lottery Systems contract in Mexico, legal costs associated with the Italian tender, a Lottery Systems insurance settlement, a Lottery Systems Mexico accrual reversal,  and stock compensation charges.  Segment adjusted EBITDA excludes unallocated corporate expense and equity in earnings in joint ventures.

Non-GAAP gross margin, as included in the press release, is total revenue less cost of services and cost of sales (before the allocation of depreciation and amortization) divided by total revenue.  Non-GAAP segment gross margin, as included in the press release, represents segment revenue less cost of services and cost of sales (before the allocation of depreciation and amortization) divided by segment revenue.

Adjusted EBITDA margin, as included in the press release, represents adjusted EBITDA divided by total revenue.

Free cash flow, as included in the press release, represents net cash provided by operating activities less total capital expenditures (which includes wagering systems expenditures and other intangible assets and software expenditures).

Non-GAAP gross margin, non-GAAP segment gross margin, adjusted net income, diluted non-GAAP adjusted net income per share, adjusted EBITDA, segment adjusted EBITDA, adjusted EBITDA margin and free cash flow are non-GAAP financial measures that are presented as supplemental disclosures and are reconciled to the nearest comparable GAAP measures in financial schedules accompanying the Company’s press release.  Management believes that the GAAP financial measure used by the Company that is most directly comparable to non-GAAP gross margin is operating income margin, the GAAP financial measure used by the Company that is most directly comparable to non-GAAP segment gross margin is segment operating income margin, the GAAP financial measure most directly comparable to non-GAAP adjusted net income is net income (loss), the GAAP financial measures most directly comparable to adjusted EBITDA and adjusted EBITDA margin are operating income and operating income margin, respectively, and the GAAP financial measure most directly comparable to free cash flow is net cash provided by operating activities.

The Company’s management uses these non-GAAP financial measures in conjunction with GAAP financial measures to: monitor and evaluate the performance of the Company’s business operations; facilitate management’s internal comparisons of the Company’s historical operating performance of its business operations; facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; review and assess the operating performance of the Company’s management team and as a measure in evaluating employee compensation and bonuses; analyze and evaluate financial and strategic planning decisions regarding future operating investments; and plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

In particular, management believes non-GAAP gross margin, non-GAAP segment gross margin, non-GAAP adjusted net income, adjusted EBITDA, segment adjusted EBITDA and adjusted EBITDA margin are helpful in assessing our operating performance and highlighting trends in our core businesses that may not otherwise be apparent when relying solely on GAAP financial measures, because these non-GAAP financial measures eliminate from earnings financial items that management believes have less bearing on the Company’s performance.  In addition, management believes that non-GAAP gross margin, non-GAAP segment gross margin, adjusted EBITDA, segment adjusted EBITDA, and adjusted EBITDA margin are useful in evaluating the Company’s financial performance because they are commonly used financial analysis tools for measuring and comparing gaming companies in several areas, such as liquidity, operating performance and leverage. Management believes adjusted EBITDA margin is useful in assessing the profitability of the Company’s core businesses and the effect of the implementation of the Company’s Profitability Improvement Program. Management further believes that adjusted EBITDA and free cash flow provide useful information regarding the Company’s liquidity and its ability to service debt and fund investments.  In addition, free cash flow is one of the criteria used to determine the achievement of performance-based bonuses.

The Company’s management believes that these adjusted financial measures are useful to investors to provide them with disclosures of the Company’s operating results on the same basis as that used by the Company’s management. The Company’s management also believes that because it has previously provided these adjusted non-GAAP financial measures in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes. Accordingly, the Company’s management believes that the presentation of the adjusted non-GAAP financial measures, when used in conjunction with GAAP financial measures, provides both management and investors with financial information that can be useful in assessing the Company’s financial condition and operating performance.

The non-GAAP financial measures used in the press release should not be considered in isolation of, as a substitute for or superior to the financial information prepared in accordance with GAAP. The adjusted financial measures as defined in the press release may differ from similarly titled measures presented by other companies. The adjusted financial measures, as well as other information in the press release, should be read in conjunction with the Company’s financial statements filed with the Securities and Exchange Commission.

Section 5 - Corporate Governance and Management

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2009, the Company announced that Michael R. Chambrello, the President and Chief Operating Officer of the Company, will succeed Joseph R. Wright as President and Chief Executive Officer effective January 1, 2010.   Mr. Wright will continue to serve as a director of the Company following his retirement at the end of 2009 (although he will cease serving as Vice Chairman of the Board of Directors effective immediately).

The Company also announced that Mr. Chambrello and David L. Kennedy have joined the Board of Directors of the Company effective October 26, 2009.  Mr. Kennedy will serve as Vice Chairman of the Board of Directors.

The Company also announced the formation of a new Office of the Chairman, which will provide strategic guidance and oversight to the Company.  The four-person Office of the Chairman will report to the Board of Directors and will be comprised of A. Lorne Weil, who will continue to serve as Chairman of the Board of the Directors, Mr. Chambrello, Mr. Kennedy and Jeffrey S. Lipkin, the Company’s Chief Financial Officer.

Mr. Kennedy is currently Senior Executive Vice President of MacAndrews & Forbes Holdings Inc. and Vice Chairman of Revlon, Inc.  Mr. Kennedy served as the President and Chief Executive Officer of Revlon from September 2006 through May 2009 and has held various senior management and senior financial positions with Revlon and The Coca-Cola Company during his 36-year business career.

The Company issued a press release today announcing these matters, a copy of which is attached hereto as Exhibit 99.1.

Mr. Kennedy is eligible to participate in all compensation plans applicable to non-employee members of the Board of Directors, as described in the Company’s 2009 Proxy Statement.  In accordance with the compensation program for non-employee directors, Mr. Kennedy received stock options for 10,000 shares upon joining the Board of Directors, which will have a five-year vesting schedule and an exercise price equal to the fair market value of the Company’s common stock at the time of grant.  Mr. Kennedy will also receive an annual retainer of $50,000, meeting fees of $2,000 for each Board and Committee meeting attended and an annual award of restricted stock units having a grant date value of $110,000 and a five-year vesting schedule (provided he satisfies the Board’s attendance requirements).  As of the date hereof, Mr. Kennedy has not been appointed to serve on any Committees of the Board of Directors.

The Company entered into an amendment to its employment agreement with Mr. Wright in connection with his contemplated retirement.  Under the terms of the amendment, upon Mr. Wright’s retirement effective December 31, 2009 (the “Retirement Date”), Mr. Wright will receive $1 million representing a bonus for 2009 in lieu of any amount Mr. Wright would have otherwise been entitled to under any applicable incentive compensation plan in respect of 2009 and a special payment of $2.5 million payable in a lump sum between the date that is six months plus one day following the Retirement Date and December 15, 2010.

All unvested restricted stock units (other than restricted stock units granted in connection with Mr. Wright’s service on the Board of Directors) held by Mr. Wright will become fully vested as of the Retirement Date and the underlying shares in respect of such units (together with the underlying shares in respect of all vested restricted stock units held by Mr. Wright which have not been delivered as of the Retirement Date) will be delivered six months plus one day (or as soon as reasonably practicable thereafter) following the Retirement Date.  All vested stock options held by Mr. Wright as of the Retirement Date will be governed by the plans and agreements pursuant to which the awards were granted, with any such vested stock options granted on or after April 15, 2008 remaining exercisable until the earlier of (1) the third anniversary of the Retirement Date and (2) the scheduled expiration date thereof.  All unvested stock options (other than stock options granted in connection with Mr. Wright’s service on the Board of Directors) held by Mr. Wright immediately prior to the Retirement Date will be forfeited as of the Retirement Date.

Mr. Wright will be eligible to continue to participate for up to three (3) years following the Retirement Date in any Company benefit plans providing medical, disability and life insurance benefits in which he was participating immediately prior to such termination.  In the event such plans do not allow for continued participation, the Company will reimburse Mr. Wright for the costs he incurs during such period in obtaining benefits that are reasonably comparable to the benefits he would have received under such plans (without duplication of any such benefits Mr. Wright may receive under another employer’s benefit plans).

As a condition to receiving such payments and benefits, Mr. Wright will execute a standard release agreement with the Company, which will contain, in addition to the release, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company for a period of 24 months after the Retirement Date.

The foregoing description of the terms of the amendment to Mr. Wright’s employment agreement is qualified in its entirety by the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Third Amendment to Employment Agreement dated as of October 26, 2009 between the Company and Joseph R. Wright, which amended Mr. Wright’s Employment Agreement dated as of May 1, 2008 (executed on May 14, 2008), as amended by the Amendment dated as of December 30, 2008 and the Second Amendment dated as of April 22, 2009.

99.1	Press Release of Scientific Games Corporation, dated October 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

	By:	/s/ Jeffrey S. Lipkin
	Name:	Jeffrey S. Lipkin
	Title:	Vice President and Chief Financial Officer

Date: October 26, 2009

Exhibit Index

Exhibit No.	Description

10.1

Third Amendment to Employment Agreement dated as of October 26, 2009 between the Company and Joseph R. Wright, which amended Mr. Wright’s Employment Agreement dated as of May 1, 2008 (executed on May 14, 2008), as amended by the Amendment dated as of December 30, 2008 and the Second Amendment dated as of April 22, 2009.

99.1	Press Release of Scientific Games Corporation, dated October 26, 2009.